                     CERTIFICATE GUARANTY INSURANCE POLICY

OBLIGATIONS: Centex Home Equity Loan                        POLICY NUMBER: 25814
             Pass-Through Certificates, Series 1998-1
             $44,500,000  6.41% Class A-1 Certificates
             $46,000,000  6.40% Class A-2 Certificates
             $13,000,000  6.92% Class A-3 Certificates
             $11,500,000  6.40% Class A-4 Certificates
             (collectively, the "Obligations")


         MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Certificate Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received by Norwest Bank Minnesota, National Association, or its successors, as trustee for the Owners (the "Trustee"), on behalf of the Owners from the Insurer, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Insurer's obligations hereunder with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in this Policy and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations unless such acceleration is at the sole option of the Insurer.

         Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Trust, any REMIC or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability). The Policy does not cover, and Insured Payments shall not include, any Civil Relief Interest Shortfalls, any Class A-5 Certificateholders' Interest Index Carryovers or any Unpaid Class A-5 Certificateholder's Interest Index Carryovers.

         The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of a preference payment, (ii) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

         The Insurer will pay any other amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Payment Date on which the related Deficiency Amount is due or the third Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Insurer or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent") of a Notice (as described below), provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee, and the Trustee may submit an amended Notice.

         Insured Payments due hereunder unless otherwise stated herein will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.

         The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit or cause to be deposited sufficient funds to make payments due under this Policy.

         As used herein, the following terms shall have the following meanings:

         "Agreement" means the Pooling and Servicing Agreement, dated as of February 1, 1998, among DLJ Mortgage Acceptance Corp., as Depositor, Centex Credit Corporation d/b/a Centex Home Equity Corporation, as Seller and as Servicer, and the Trustee, as trustee, without regard to any amendment or supplement thereto, unless such amendment or supplement has been approved in writing by the Insurer.

          "Business Day" means any day other than a Saturday, a Sunday, or a day on which banking institutions in New York City, Dallas, Texas, the city in which the Corporate Trust Office of the Trustee under the Agreement is located or the city in which the Insurer is located are authorized or obligated by law or executive order to be closed.

         "Deficiency Amount" means with respect to any Payment Date the sum of
(a) the excess, if any, of (i) the related Current Interest on the Fixed Rate Certificates over (ii) the Fixed Rate Group Total Available Funds (after applying the crosscollateralization provisions of the Agreement, after any deduction for the related Premium Amount and the related Trustee Fee and without regard to any related Insured Payment to be made with respect to such Payment
Date) and (b) the related Subordination Deficit (after applying the crosscollateralization provisions of the Agreement and after taking into account the portion of the Fixed Rate Group Principal Distribution Amount to be actually distributed on such Payment Date without regard to any related Insured Payment to be made with respect to such Payment Date.)

         "Insured Payment" means (a) as of any Payment Date, any Deficiency Amount and (b) any Preference Amount (without duplication).

         "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by fax substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Payment Date.

         "Owner" means each such Owner (as defined in the Agreement) of an Obligation (other than the Trustee, the Depositor or the Servicer) who, on the applicable Payment Date, is entitled under the terms of the applicable Obligations to payment thereunder.

         "Preference Amount" means any amount previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

         Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

         Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Trustee.

         The notice address of the Fiscal Agent is 15th Floor, 61 Broadway, New York, New York 10006 Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Trustee in writing.

         THIS POLICY IS BEING ISSUED UNDER AND PURSUANT TO, AND SHALL BE CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

         THE INSURANCE PROVIDED BY THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

         This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason, including payment, or provision being made for payment, prior to maturity of the Obligations.

         IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and attested this 26th day of February, 1998.

                                          MBIA INSURANCE CORPORATION

                                          By
                                            ------------------------------------
                                          Title
                                               ---------------------------------

Attest:



------------------------------------
Secretary

                                    EXHIBIT A

                    TO CERTIFICATE GUARANTY INSURANCE POLICY
                                  NUMBER: 25814

                        NOTICE UNDER CERTIFICATE GUARANTY
                         INSURANCE POLICY NUMBER: 25814

State Street Bank and Trust Company, N.A., as Fiscal Agent
  for MBIA Insurance Corporation
61 Broadway, 15th Floor
New York, NY  10006
Attention:  Municipal Registrar and
                 Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk, NY  10504

         The undersigned, a duly authorized officer of [NAME OF TRUSTEE], as trustee (the "Trustee"), hereby certifies to State Street Bank and Trust Company, N.A. (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Certificate Guaranty Insurance Policy Number:
25814 (the "Policy") issued by the Insurer in respect of the Centex Home Equity Loan Pass-Through Certificates, Series 1998-1, $44,500,000 6.41% Class A-1 Certificates, $ 46,000,000 6.40% Class A-2 Certificates, $13,000,000 6.92% Class
A-3 Certificates, $11,500,000 6.40% Class A-4 Certificates that:

                  (i) the Trustee is the trustee under the Pooling and Servicing Agreement, dated as of February 1, 1998, among DLJ Mortgage Acceptance Corp., as Depositor, Centex Credit Corporation d/b/a Centex Home Equity Corporation, as Seller and as Servicer, and the Trustee, as trustee for the Owners;

                  (ii) the amount due under clause (a) definition of Deficiency Amount for the Payment Date occurring on
         (the "Applicable Payment Date") is $                    ;

                  (iii) the amount due under clause (b) definition of Deficiency Amount for the Payment Date occurring on
         (the "Applicable Payment Date") is $                     ;

                  (iv) the sum of the amounts under paragraphs (ii) and (iii)
         above is $                      (the "Deficiencey Amount");

                  (v) the amount of previously distributed payments on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction is
         $               (the "Preference Amount");

                  (vi) the total Insured Payment due is $              , which
         amount equals the sum of the Deficiency Amount and the Preference
         Amount;

                  (vii) the Trustee is making a claim under and pursuant to the terms of the Policy for the dollar amount of the Insured Payment set forth in (iv) above to be applied to the payment of the Deficiency Amount for the Applicable Payment Date in accordance with the Agreement and for the dollar amount of the Insured Payment set forth in (v) above to be applied to the payment of any Preference Amount; and

                  (viii) the Trustee directs that payment of the Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the
         Policy: [TRUSTEE'S ACCOUNT NUMBER].

         Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

         Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals, For The Purpose Of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice
under the Policy as of the        day of             ,      .

                                           [NAME OF TRUSTEE], as Trustee

                                           By
                                              ----------------------------------
                                           Title
                                                --------------------------------

                      CERTIFICATE GUARANTY INSURANCE POLICY

OBLIGATIONS: Centex Home Equity Loan                        POLICY NUMBER: 25813
             Pass-Through Certificates, Series 1998-1
             $60,000,000  Adjustable Rate Class A-5 Certificates
             (the "Obligations")

         MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Certificate Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received by Norwest Bank Minnesota, National Association, or its successors, as trustee for the Owners (the "Trustee"), on behalf of the Owners from the Insurer, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Insurer's obligations hereunder with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in this Policy and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations unless such acceleration is at the sole option of the Insurer.

         Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Trust, any REMIC or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability). The Policy does not cover, and Insured Payments shall not include, any Civil Relief Interest Shortfalls, any Class A-5 Certificateholder's Interest Index Carryovers or any Unpaid Class A-5 Certificateholders' Interest Index Carryovers.

         The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of a preference payment, (ii) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

         The Insurer will pay any other amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Payment Date on which the related Deficiency Amount is due or the third Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Insurer or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent") of a Notice (as described below), provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee, and the Trustee may submit an amended Notice.

         Insured Payments due hereunder unless otherwise stated herein will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.

         The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit or cause to be deposited sufficient funds to make payments due under this Policy.

         As used herein, the following terms shall have the following meanings:

         "Agreement" means the Pooling and Servicing Agreement, dated as of February 1, 1998, among DLJ Mortgage Acceptance Corp., as Depositor, Centex Credit Corporation d/b/a Centex Home Equity Corporation, as Seller and as Servicer, and the Trustee, as trustee, without regard to any amendment or supplement thereto, unless such amendment or supplement has been approved in writing by the Insurer.

          "Business Day" means any day other than a Saturday, a Sunday, or a day on which banking institutions in New York City, Dallas, Texas, the city in which the Corporate Trust Office of the Trustee under the Agreement is located or the city in which the Certificate Insurer is located are authorized or obligated by law or executive order to be closed.

         "Deficiency Amount" means with respect to any Payment Date, the sum of
(a) the excess, if any, of (i) the Class A-5 Current Interest over (ii) the Adjustable Rate Group Total Available Funds (after applying the crosscollateralization provisions of the Agreement, after any deduction for the related Premium Amount and the related Trustee Fee and without regard to any related Insured Payment to be made with respect to such Payment Date) and (b) the related Subordination Deficit (after applying the crosscollateralization provisions of the Agreement and after taking into account the portion of the Adjustable Rate Group Principal Distribution Amount to be actually distributed on such Payment Date without regard to any related Insured Payment to be made with respect to such Payment Date.)

         "Insured Payment" means (a) as of any Payment Date, any Deficiency Amount and (b) any Preference Amount (without duplication).

         "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by fax substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Payment Date.

         "Owner" means each such Owner (as defined in the Agreement) of an Obligation (other than the Trustee, the Depositor or the Servicer) who, on the applicable Payment Date, is entitled under the terms of the applicable Obligations to payment thereunder.

         "Preference Amount" means any amount previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

         Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

         Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Trustee.

         The notice address of the Fiscal Agent is 15th Floor, 61 Broadway, New York, New York 10006 Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Trustee in writing.

         THIS POLICY IS BEING ISSUED UNDER AND PURSUANT TO, AND SHALL BE CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

         THE INSURANCE PROVIDED BY THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

         This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason, including payment, or provision being made for payment, prior to maturity of the Obligations.

         IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and attested this 26th day of February, 1998.

                                      MBIA INSURANCE CORPORATION

                                      By
                                        ---------------------------------------
                                      Title
                                           ------------------------------------

Attest:



--------------------------------
Secretary

                                    EXHIBIT A

                    TO CERTIFICATE GUARANTY INSURANCE POLICY
                                  NUMBER: 25813

                        NOTICE UNDER CERTIFICATE GUARANTY
                         INSURANCE POLICY NUMBER: 25813

State Street Bank and Trust Company, N.A., as Fiscal Agent
  for MBIA Insurance Corporation
61 Broadway, 15th Floor
New York, NY  10006
Attention:  Municipal Registrar and
                    Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk, NY  10504

         The undersigned, a duly authorized officer of [NAME OF TRUSTEE], as trustee (the "Trustee"), hereby certifies to State Street Bank and Trust Company, N.A. (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Certificate Guaranty Insurance Policy Number:
25813 (the "Policy") issued by the Insurer in respect of the Centex Home Equity Loan Pass-Through Certificates, Series 1998-1, $60,000,000 Adjustable Rate Class A-5 Certificates, that:

                  (i) the Trustee is the trustee under the Pooling and Servicing Agreement, dated as of February 1, 1998, among DLJ Mortgage Acceptance Corp., as Depositor, Centex Credit Corporation d/b/a Centex Home Equity Corporation, as Seller and as Servicer, and the Trustee, as trustee for the Owners;

                  (ii) the amount due under clause (a) definition of Deficiency Amount for the Payment Date occurring on
         (the "Applicable Payment Date") is $                ;

                  (iii) the amount due under clause (b) definition of Deficiency Amount for the Payment Date occurring on
         (the "Applicable Payment Date") is $                ;

                  (iv) the sum of the amounts under paragraphs (ii) and (iii)
         above is $                (the "Deficiencey Amount");

                  (v) the amount of previously distributed payments on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction is
         $               (the "Preference Amount");

                  (vi) the total Insured Payment due is $                  ,
         which amount equals the sum of the Deficiency Amount and the Preference Amount;

                  (vii) the Trustee is making a claim under and pursuant to the terms of the Policy for the dollar amount of the Insured Payment set forth in (iv) above to be applied to the payment of the Deficiency Amount for the Applicable Payment Date in accordance with the Agreement and for the dollar amount of the Insured Payment set forth in (v) above to be applied to the payment of any Preference Amount; and

                  (viii) the Trustee directs that payment of the Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the
         Policy: [TRUSTEE'S ACCOUNT NUMBER].

         Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

         Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals, For The Purpose Of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice
under the Policy as of the    day of            ,      .

                                      [NAME OF TRUSTEE], as Trustee

                                      By
                                        ----------------------------------------
                                      Title
                                           -------------------------------------